                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - December 26, 2001
                       -----------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
-------------------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of October 31, 2001, providing for the issuance of Mortgage
                    Pass-Through Certificates, Series 2001-3)
             (Exact Name of Registrant as specified in its charter)



        Delaware                    333-53404                 52-2029487
-------------------------     ----------------------    -----------------------
(State of Incorporation)      (Commission File No.)     (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AV-1 and A-IO Certificateholders with respect to the December 26, 2001 Distribution Date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EQUITY ONE ABS, INC.



                                           By:   /s/ James H. Jenkins
                                                 -------------------------------
                                                  James H. Jenkins,
                                                  Senior Vice President and CFO


Dated:  December 27, 2001










                                        3
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                                                                                                                         Page 1 of 5
====================================================================================================================================
                               Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-3
                                                   Statement to Certificateholders
                                                          December 26, 2001
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                     DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL           BEGINNING                                                                             ENDING
              FACE              PRINCIPAL                                                 REALIZED    DEFERRED       PRINCIPAL
CLASS         VALUE              BALANCE       PRINCIPAL     INTEREST        TOTAL         LOSSES     INTEREST        BALANCE
------------------------------------------------------------------------------------------------------------------------------------
AF1        100,000,000.00    100,000,000.00  3,927,482.88   257,916.67    4,185,399.55      0.00         0.00      96,072,517.12
AF2         50,000,000.00     50,000,000.00          0.00   174,916.67      174,916.67      0.00         0.00      50,000,000.00
AF3         27,500,000.00     27,500,000.00          0.00   118,960.42      118,960.42      0.00         0.00      27,500,000.00
AF4         32,873,000.00     32,873,000.00          0.00   157,571.25      157,571.25      0.00         0.00      32,873,000.00
AV1         51,254,000.00     51,254,000.00    915,096.05   136,748.52    1,051,844.57      0.00         0.00      50,338,903.95
R                    0.00              0.00          0.00         0.00            0.00      0.00         0.00               0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTALS     261,627,000.00    261,627,000.00  4,842,578.93   846,113.53    5,688,692.46      0.00         0.00     256,784,421.07
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
AIO         26,000,000.00     26,000,000.00          0.00   130,000.00      130,000.00      0.00         0.00      26,000,000.00
X          261,627,824.45    261,627,824.45          0.00         8.63            8.63      0.00         0.00     257,791,200.98
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------  --------------------------
                           FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                     PASS-THROUGH RATES
--------------------------------------------------------------------------------------------------------  --------------------------
                                                                                                                          CURRENT
                          BEGINNING                                                       ENDING                         PASS-THRU
CLASS        CUSIP        PRINCIPAL          PRINCIPAL      INTEREST        TOTAL         PRINCIPAL         CLASS          RATE
--------------------------------------------------------------------------------------------------------  --------------------------
AF1          294754AH9    1,000.00000000     39.27482880    2.57916670      41.85399550     960.72517120      AF1       2.321250%
AF2          294754AJ5    1,000.00000000      0.00000000    3.49833340       3.49833340   1,000.00000000      AF2       4.198000%
AF3          294754AK2    1,000.00000000      0.00000000    4.32583345       4.32583345   1,000.00000000      AF3       5.191000%
AF4          294754AL0    1,000.00000000      0.00000000    4.79333343       4.79333343   1,000.00000000      AF4       5.752000%
AV1          294754AM8    1,000.00000000     17.85413919    2.66805557      20.52219476     982.14586081      AV1       2.401250%
--------------------------------------------------------------------------------------------------------  --------------------------
TOTALS                    1,000.00000000     18.50947697    3.23404515      21.74352211     981.49052303
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------  --------------------------
AIO          294754AN6    1,000.00000000      0.00000000    5.00000000       5.00000000   1,000.00000000      AIO       6.000000%
X            N/A          1,000.00000000      0.00000000    0.00003299       0.00003299     985.33556789       X        0.000000%
--------------------------------------------------------------------------------------------------------  --------------------------

------------------------------------------------------------------------------------------------------------------------------------
             IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                                             Aranka Paul
                                          JPMorgan Chase Bank - Structured Finance Services
                                                   450 W. 33rd Street, 14th Floor
                                                      New York, New York 10001
                                                         Tel: (212) 946-3236
                                                    Email: aranka.paul@chase.com
------------------------------------------------------------------------------------------------------------------------------------






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JPMorgan                                                               Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
====================================================================================================================================
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                                                                                                                         Page 2 of 5

====================================================================================================================================
                               Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-3
                                                          December 26, 2001
------------------------------------------------------------------------------------------------------------------------------------
Sec. 4.03(a)(i)          Funds Allocable to Certificate Principal

                                       Group I Scheduled Principal                                                        178,132.06
                                       Group I Curtailments                                                                36,246.37
                                       Group I Prepayments                                                              2,912,464.85
                                       Group I Liquidation Proceeds                                                             0.00
                                       AF Available Distributable Excess Spread                                           800,639.60

                                       Group II Scheduled Principal                                                        27,556.61
                                       Group II Curtailments                                                                2,612.10
                                       Group II Prepayments                                                               679,611.48
                                       Group II Liquidation Proceeds                                                            0.00
                                       AV-1 Available Distributable Excess Spread                                         205,315.86

Sec. 4.03 (a)(ii)        Interest Distribution Amounts

                                       Interest Distribution - AF-1                                                       257,916.67
                                       Unpaid Interest - AF-1                                                                   0.00
                                       Remaining Unpaid Interest - AF-1                                                         0.00

                                       Interest Distribution - AF-2                                                       174,916.67
                                       Unpaid Interest - AF-2                                                                   0.00
                                       Remaining Unpaid Interest - AF-2                                                         0.00

                                       Interest Distribution - AF-3                                                       118,960.42
                                       Unpaid Interest - AF-3                                                                   0.00
                                       Remaining Unpaid Interest - AF-3                                                         0.00

                                       Interest Distribution - AF-4                                                       157,571.25
                                       Unpaid Interest - AF-4                                                                   0.00
                                       Remaining Unpaid Interest - AF-4                                                         0.00

                                       Interest Distribution - AV-1                                                       136,748.52
                                       Unpaid Interest - AV-1                                                                   0.00
                                       Remaining Unpaid Interest - AV-1                                                         0.00

                                       Interest Distribution - A-IO                                                       130,000.00
                                       Unpaid Interest - A-IO                                                                   0.00
                                       Remaining Unpaid Interest - A-IO                                                         0.00

Sec. 4.03(a)(iii)        Available Funds Shortfall

                                       Class AF Available Funds Shortfall                                                       0.00
                                       Class AV-1 Available Funds Shortfall                                                     0.00

Sec. 4.03(a)(v)          Pool Principal Balances

                                       Group I Beginning Pool Balance                                                 210,373,783.80
                                       Group I Ending Pool Balance                                                    207,246,940.52





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JPMorgan                                                               Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.

====================================================================================================================================
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                                                                                                                         Page 3 of 5

====================================================================================================================================
                               Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-3
                                                          December 26, 2001
------------------------------------------------------------------------------------------------------------------------------------
                              Group II Beginning Pool Balance                                                          51,254,041.65
                              Group II Ending Pool Balance                                                             50,544,261.46


Sec. 4.03(a)(vi)          Servicing Fee


                              Group I Servicing Fee                                                                        87,655.74
                              Group II Servicing Fee                                                                       21,355.85


Sec. 4.03(a)(viii)        Delinquency Advances


                              Group I Delinquency Advances Included in Current Distribution                               127,692.51
                              Group I Aggregate Amount of Advances Outstanding                                            127,692.51
                              Group II Delinquency Advances Included in Current Distribution                               26,964.26
                              Group II Aggregate Amount of Advances Outstanding                                            26,964.26

Section 4.03(a)(ix) A     Group I and Group II Loans Delinquent

================================================================================
                                       Group  1
--------------------------------------------------------------------------------
     Period                    Number           Principal Balance     Percentage
--------------------------------------------------------------------------------
    0-30 days                   483              44,552,965.94          21.50%
--------------------------------------------------------------------------------
   31-60 days                    51               3,574,047.50           1.72%
--------------------------------------------------------------------------------
   61-90 days                    12               1,253,673.27           0.60%
--------------------------------------------------------------------------------
    91+days                       0                       0.00           0.00%
--------------------------------------------------------------------------------
    Total                       546              49,380,686.71          23.82%
================================================================================

================================================================================
                                       Group  2
--------------------------------------------------------------------------------
    Period                      Number         Principal Balance      Percentage
--------------------------------------------------------------------------------
   0-30 days                     58               6,445,908.05          12.75%
--------------------------------------------------------------------------------
  31-60 days                      8                 978,049.40           1.94%
--------------------------------------------------------------------------------
  61-90 days                      2                 251,686.83           0.50%
--------------------------------------------------------------------------------
   91+days                        0                       0.00           0.00%
--------------------------------------------------------------------------------
    Total                        68               7,675,644.28          15.19%
================================================================================



Sec. 4.03 (a)(ix) B       Group I and Group II Loans in Foreclosure

======================================================
                      Group  1
------------------------------------------------------
Number          Principal Balance       Percentage
------------------------------------------------------
  1                 66,142.46              0.03%
======================================================

======================================================
                      Group  2
------------------------------------------------------
Number        Principal Balance         Percentage
------------------------------------------------------
  0                 0.00                   0.00%
======================================================


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JPMorgan                                                               Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
====================================================================================================================================
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Page 4 of 5

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-3

                               December 26, 2001
--------------------------------------------------------------------------------


Sec. 4.03(a)(x),(xi)      Group I and Group II Loans in REO

------------------------------------------------------
                        Group 1
------------------------------------------------------
Number            Principal Balance      Percentage
------------------------------------------------------
   0                     0.00              0.00%
------------------------------------------------------

------------------------------------------------------
                        Group 2
------------------------------------------------------
Number            Principal Balance      Percentage
------------------------------------------------------
  0                     0.00               0.00%
------------------------------------------------------
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


                           Market Value of Group I REO Loans                                                   0.00
                           Market Value of Group II REO Loans                                                  0.00

Sec. 4.03(a)(xii)          Aggregate Stated Principal Balance of the Three Largest Loans

                           Group I Three Largest Loans                                                 1,420,299.68
                           Group II Three Largest Loans                                                1,330,270.75

Sec. 4.03(a)(xiii)         Net WAC Cap Carryover

                           Class AF Net WAC Cap Carryover Amounts Due                                          0.00
                           Class AF Net WAC Cap Carryover Amounts Paid                                         0.00
                           Class AV Net WAC Cap Carryover Amounts Due                                          0.00
                           Class AV Net WAC Cap Carryover Amounts Paid                                         0.00

Sec. 4.03(a)(xiv)          Aggregate Principal Balance of Balloon Loans w/ Original
                           Terms <= 36 Months 60+ Delinquent

                           Group I Aggregate Principal Balance of Balloon Loans                                0.00
                           Group II Aggregate Principal Balance of Balloon Loans                               0.00

Sec. 4.03 (a)(xv),(xxi)    Loan Losses

                           Group I Current Period Loan Losses                                                  0.00
                           Group I Cumulative Loan Losses                                                      0.00
                           Group II Current Period Loan Losses                                                 0.00
                           Group II Cumulative Loan Losses                                                     0.00

Sec. 4.03 (a)(xvi)         Number of Loans Repurchased

                           Group I Number of Loans Repurchased                                                 0.00
                           Group II Number of Loans Repurchased                                                0.00
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J.P. Morgan        Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.



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Page 5 of 5
--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-3

                                December 26, 2001
--------------------------------------------------------------------------------
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

Sec. 4.03 (a)(xvii)       Weighted Average Mortgage Rate of Outstanding Loans
                           (as of first day of related Due Period)


                              Group I Weighted Average Mortgage Rate                                     9.93
                              Group II Weighted Average Mortgage Rate                                    9.31


Sec. 4.03 (a)(xviii)      Weighted Average Remaining Term of Outstanding Loans


                              Group I Weighted Average Remaining Term                                  294.00
                              Group II Weighted Average Remaining Term                                 356.00


Sec. 4.03 (a)(xix)        Overcollateralization Amounts


                              Class AF Overcollateralization Target Amount                       6,837,147.94
                              Class AF Overcollateralization Amount                                801,423.40
                              Class AV-1 Overcollateralization Target Amount                     4,612,863.75
                              Class AV-1 Overcollateralization Amount                              205,357.51
                              Weighted Average Overcollateralization Target Amount               6,401,399.86



Sec. 4.03 (a)(xx)         Distributable Excess Spread Included in Distribution


                              Class AF Distributable Excess Spread                                 800,639.60
                              Class AV-1 Distributable Excess Spread                               205,315.86



Sec. 4.03 (a)(xxii)       Spread Account Excess


                              Class AF Spread Account Excess                                             0.00
                              Class AV-1 Spread Account Excess                                           0.00
                              Allocation to Class X Holders                                              0.00



Sec. 4.03 (a)(xxiii)      Spread Account Balances


                              Class AF Spread Account Deposit                                            0.00
                              Class AF Spread Account Draw                                               0.00
                              Class AF Spread Account Ending Balance                                     0.00



                              Class AV-1 Spread Account Deposit                                          0.00
                              Class AV-1 Spread Account Draw                                             0.00
                              Class AV-1 Spread Account Ending Balance                                   0.00

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J.P. Morgan        Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.